EXHIBIT 10.115


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                             DATED FEBRUARY 26, 2003

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                   MACHRIMA LUXEMBOURG INTERNATIONAL SARL (1)

                                       AND

                UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (2)

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                               CHARGE OVER SHARES

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                              BARLOW LYDE & GILBERT
                                   24TH FLOOR
                            NINE QUEEN'S ROAD CENTRAL
                                    HONG KONG


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


THIS CHARGE is made the 26th day of February, 2003


BY:

(1) MACHRIMA LUXEMBOURG INTERNATIONAL SARL, a company existing under the laws of Luxembourg with its registered office at 7, Parc d'Activite Syrdall, L-5365 Munsbach (the "CHARGOR")


IN FAVOUR OF:

(2) UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION in its capacity as trustee for the Beneficiaries (the "SECURITY TRUSTEE")


WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "LETTER OF CREDIT FACILITY AGREEMENT") entered into on 13th June 2002 by and between Tarrant Company Limited, Marble Limited and Trade Link Holdings Limited (the "BORROWERS") and the Beneficiaries, the Security Trustee agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under the terms of a Guarantee and Security Agreement entered into on 13th June 2002 by FRI and Tarrant Apparel Group in favour of the Security Trustee (the "GUARANTEE AND SECURITY AGREEMENT"), FRI agreed to unconditionally guarantee (jointly and severally with Tarrant Apparel Group) to the Security Trustee the punctual payment, performance and discharge of all obligations on the part of each of the Borrowers to be paid, performed or discharged, whether directly or indirectly, under or pursuant to the terms of the Letter of Credit Facility Agreement, upon the terms and subject to the conditions set out therein.

(C) Under the terms of a charge over shares (the "FRI CHARGE OVER SHARES") executed on 13th June 2002 by FRI in favour of the Security Trustee, FRI charged by way of a first fixed charge the Original Securities (which were then registered in the name of FRI) to the Security Trustee as continuing security for its obligations under the Guarantee and Security Agreement, and FRI deposited with the Security Trustee the original share certificates in respect of the Original Securities and undertook not to assign, deal with or dispose of all or any part of the Original Securities, unless the Security Trustee otherwise agreed in writing.

(D) By two agreements in writing entered into on ___________ ____, 200___ (the "CONTRIBUTION AGREEMENTS") between FRI and the Chargor, FRI agreed to transfer the Original Securities to the Chargor by way of capital contribution, in consideration for the allotment and issuance of shares in the Chargor and the issuance by the Chargor to FRI of Preferred Equity Certificates.


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


(E) Pursuant to the terms of a Conditional Consent Agreement entered into by and between FRI and the Security Trustee on 31st December 2002, the Security Trustee granted its consent to the transfer of the Original Securities from FRI to the Chargor (as referred to in Recital (D)), on and subject to the condition that the Chargor enters into the Guarantee and this Charge (as referred to in Recitals (F) and (G) respectively).

(F) Under the terms of a guarantee entered into on even date herewith by the Chargor in favour of the Security Trustee on behalf of the Beneficiaries (the "GUARANTEE"), the Chargor agreed to unconditionally guarantee to the Security Trustee the punctual payment, performance and discharge of all obligations on the part of each of the Borrowers to be paid, performed or discharged, whether directly or indirectly, under or pursuant to the terms of the Letter of Credit Facility Agreement, upon the terms and subject to the conditions set out therein.

(G) The Chargor has agreed to enter into this Charge as continuing security for its obligations under the Guarantee.


THIS DEED WITNESSES:

1.       INTERPRETATION
         --------------

1.1      In this Charge and the Recitals, unless the context requires otherwise:

         "Additional Securities"            means   all   stocks    shares   and
                                            securities beneficially owned by the
                                            Chargor  represented by any stock or
                                            share    certificates    or    other
                                            documents of title from time to time
                                            deposited  by the  Chargor  with the
                                            Security Trustee and/or its nominees
                                            with the  intent  that they shall be
                                            subject   to   the   Charge   herein
                                            contained  either in  addition to or
                                            in  substitution  for  the  Original
                                            Securities;

         "Beneficiaries"                    the Security Trustee,  the Agent (as
                                            defined  in  the  Letter  of  Credit
                                            Facility  Agreement) and each of the
                                            Banks (as  defined  in the Letter of
                                            Credit Facility Agreement);

         "Dividends"                        means all  dividends,  interest  and
                                            other  sums  which are or may become
                                            payable to the registered  holder of
                                            the  Securities  in its  capacity as
                                            such  by the  relevant  issuer,  and
                                            includes:

                                            (a)      the  right to  receive  any
                                                     and all  such  sums and all
                                                     claims  in  respect  of any
                                                     default   in  paying   such
                                                     sums; and

                                            (b)      all forms of  remittance of
                                                     such  sums  and any bank or
                                                     other account to which such
                                                     sums   may   be   paid   or
                                                     credited;


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


         "Dollars" and "HK$"                mean  the  lawful  currency  for the
                                            time being of Hong Kong;

         "Event of Default"                 means the event  mentioned in Clause
                                            6 of this Charge;

         "FRI" Fashion Resource (TCL), Inc., a company incorporated under the laws of the state of California in the United States of America whose registered office is at 3151 East Washington Boulevard, Los Angeles, Ca 90023, USA;

         "Hong Kong"                        means   the   Hong   Kong    Special
                                            Administrative    Region    of   the
                                            People's Republic of China;

         "Original Securities"              means   all   stock    shares    and
                                            securities  listed in Schedule 1 for
                                            which the stock or share certificate
                                            or other  documents  of  title  have
                                            been  deposited  by the Chargor with
                                            and/or registered in the name of the
                                            Security    Trustee    and/or    its
                                            nominees;

         "Secured Obligations"              means    all   of   the    Chargor's
                                            obligations   under   the   Security
                                            Documents;

         "Securities"                       means the  Original  Securities  and
                                            Additional Securities and, where the
                                            context   permits,    includes   the
                                            Dividends   and   all    allotments,
                                            accretions,   offers,   rights,  and
                                            benefits   at  any   time   accruing
                                            offered or arising in respect of the
                                            Securities; and

         "Security Documents"               means the Guarantee.

1.2 In this Charge the expressions "Chargor" and "Security Trustee" shall where the context permits include their respective successors and permitted assigns and any persons deriving title under them.

1.3 In this Charge references to "Clauses" and "Schedules" are to clauses of and schedules to this Charge. Clause headings are inserted for reference only and shall be ignored in construing this Charge.

1.4 References herein to gender or the neuter include both genders and the neuter. References herein to the singular include the plural and vice versa.


2.       CHARGE
         ------

2.1 The Chargor as legal and beneficial owner hereby mortgages, charges and assigns by way of first fixed charge the Securities to the Security Trustee (as trustee for and on behalf of each of the Beneficiaries) as a continuing security for the due and punctual performance and


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


         observance by the Chargor of all the Secured Obligations.

2.2 For the purpose of enabling the Securities to be registered in the name of the Security Trustee or the nominee of the Security Trustee, or any purchaser of the Securities from the Security Trustee, the Chargor undertakes:

         (a) forthwith upon the execution of this Charge to deposit, or procure that there be deposited, with the Security Trustee or its nominee (i) the original share certificates in respect of the Original Securities, (ii) instruments of transfer in respect of the Original Securities, duly executed in blank by the registered owner thereof and (iii) bought and sold notes for the Original Securities duly signed by the Chargor as beneficial owner; and

         (b) in respect of any Additional Securities from time to time, to forthwith on issue thereof, to deposit, or procure that there be deposited, with the Security Trustee or its nominee the certificates or other documents or evidence of title or ownership in respect of the Additional Securities together with instruments of transfer and contract notes (where relevant) in respect thereof, duly executed in blank by the registered owner and beneficial owner as appropriate.

2.3 The Chargor agrees that at any time after an Event of Default has occurred (and is continuing) the Security Trustee may, at the cost of the Chargor, register the Securities in the name of the Security Trustee or its nominee who shall hold the Securities upon and subject to the terms of this Charge.

2.4 Nothing in this Charge shall be construed as placing on the Security Trustee any liability whatsoever in respect of any calls, instalments or other payments relating to any of the Securities or any rights, shares or other securities accruing, offered or arising as aforesaid, and the Chargor shall on demand indemnify the Security Trustee in respect of all calls, instalments or other payments relating to any of the Securities and to any rights, shares and other securities accruing, offered or arising as aforesaid in respect of any of the Securities.


3.       CONTINUING SECURITY
         -------------------

         This Charge shall be a continuing security and shall remain in full force and effect until the Secured Obligations have been paid in full, notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Chargor or any other person or any intermediate settlement of account or other matter whatsoever. This Charge is in addition to any charge, guarantee or other security or right or remedy now or at any time hereafter held by or available to the Security Trustee.


4.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

         The Chargor represents and warrants to the Security Trustee that:


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


         (a) the Chargor has full power, authority and legal right to enter into and engage in the transactions contemplated by this Charge and has taken or obtained all necessary corporate and other action to authorise the execution and performance of this Charge;

         (b) this Charge constitutes legal, valid and binding obligations of the Chargor enforceable in accordance with its terms;

         (c) the particulars of the Original Securities furnished to the Security Trustee are, and the particulars of any Additional Securities furnished to the Security Trustee will be, accurate and all the Securities have been validly issued and in the case of shares, such shares are fully paid up;

         (d) the Chargor is the sole beneficial owner of the Original Securities, and, on their deposit pursuant to this Charge, the Chargor will be the beneficial owner of any Additional Securities, in each case free of all charges, liens, options, encumbrances and third party rights of any kind; and

         (e) Securities registered in the name of the Chargor's nominee are held by that person as the Chargor's nominee upon trust for the Chargor absolutely.


5.       UNDERTAKINGS
         ------------

         The Chargor undertakes and agrees with the Security Trustee that during the continuance of this Security and so long as the Secured Obligations or any part thereof remains outstanding, the Chargor will, unless the Security Trustee otherwise agrees in writing:

         (a) not create or attempt or agree to create or permit to arise or exist any mortgage, debenture, charge, lien or encumbrance over all or any part of the Securities or any interest therein or otherwise assign, deal with or dispose of all or any part of the Securities (except under or pursuant to this Charge);

         (b) not grant in favour of any other person any interest in or any option or other rights in respect of any of the Securities;

         (c) ensure that no person holding any of the Securities as its nominee for the time being does any of the acts prohibited in paragraphs (a) and (b) above;

         (d)      at  all  times  remain  the  sole  beneficial   owner  of  the
                  Securities;

         (e) do or permit to be done every act or thing which the Security Trustee may from time to time require for the purpose of enforcing the rights of the Security Trustee hereunder;

         (f) not do or cause or permit to be done anything which may in any way depreciate,


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


                  jeopardise or otherwise prejudice the value of the Security Trustee's security hereunder; and

         (g)      pay calls on the  Securities  when  required  by the  Security
                  Trustee.


6.       EVENTS OF DEFAULT
         -----------------

         The  following  event shall  constitute  an Event of Default under this
Charge:

         (a) if any Event of Default (as defined in the Security Documents) shall occur under the Security Documents.


7.       POWER OF SALE
         -------------

7.1 At any time after an Event of Default has occurred (and is continuing), the Security Trustee may without further authority but upon giving not less than 24 hours prior written notice to the Chargor, sell or dispose of all or any part of the Securities and may apply the proceeds of any such sale or disposition in or towards the discharge of the costs thereby incurred and of the Secured Obligations in such manner as it in its absolute discretion thinks fit.

7.2 The Security Trustee shall be entitled to exercise such power of sale in such manner and at such time or times and for such consideration (whether payable immediately or by instalments) as it shall in its absolute discretion think fit (whether by private sale or otherwise) and so that the Securities (or any relevant part thereof) may be sold
         (a) subject to any conditions which the Security Trustee may think fit to impose, (b) to any person (including any person connected with the Chargor or the Security Trustee) and (c) at any price which the Security Trustee in its absolute discretion, considers to be the best obtainable in the circumstances.

7.3 The Security Trustee is authorised to give a good discharge for any moneys received by it pursuant to the exercise of its power of sale and a purchaser shall not be bound to enquire whether the power of sale has arisen as herein provided nor be concerned with the manner of application of the proceeds of sale.

7.4 Save for wilful fault or default of the Security Trustee, the Chargor shall not have any claim against the Security Trustee in respect of any loss arising out of any such sale or any postponement thereof howsoever caused and whether or not a better price could or might have been obtained upon the sale of the Securities or any of them by deferring or advancing the date of such sale or otherwise howsoever.

7.5 The Chargor acknowledges that it shall not be entitled to exercise and shall be deemed to have waived all rights of pre-emption or similar rights conferred on it by the constitutional documents of the relevant company which securities are subject to this Charge or any other agreements or documents to which the Chargor is a party as soon as the power of sale of the


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


         Security Trustee has arisen.

7.6 The Security Trustee shall be entitled to refer disputes over the Securities to either the courts of Hong Kong or arbitration and to settle and compromise on those disputes.

7.7 The powers under this Clause 7 are additional to any powers conferred on the Security Trustee by law or other regulations.


8.       DIVIDENDS AND VOTING RIGHTS
         ---------------------------

8.1 Any Dividends, interest payments, distributions or other monies received at any time before the occurrence of an Event of Default shall be paid to the Chargor, and on and after the occurrence of an Event of Default, such sums shall be paid to the Security Trustee and the Security Trustee shall have complete discretion to retain such monies received by the Security Trustee or its nominee for its own benefit and to apply the same as though they were proceeds from exercising the power of sale hereunder and shall offset such monies against any sum owing by the Chargor.

8.2 Until the security created by this Charge shall have become enforceable, the Chargor shall be entitled to the exercise of all powers or rights incidental to the ownership of the Securities (in particular, all voting rights attached to the Securities).

8.3 The Security Trustee shall have power at any time after the security created by this Charge shall have become enforceable either in its own name or in the Chargor's name and without notice to the Chargor or any other person to exercise any powers or rights incidental to the ownership of the Securities or any part thereof in such manner as it may think fit and in particular any voting and/or other rights attached to any of the Securities.


9.       CLAIMS BY CHARGOR
         -----------------

         The Chargor represents to and undertakes with the Security Trustee that it has not taken and will not take any security in respect of its liability under this Charge from any person. So long as any sum remains owing by the Chargor to the Security Trustee, the Chargor shall not exercise any right of subrogation or any other rights of a surety or enforce any security or other right or claim or claim in the insolvency or liquidation of any person in competition with the Security Trustee. If the Chargor receives any payment or benefit in breach of this Clause, it shall hold the same upon trust for the Security Trustee and forthwith pay the same to the Security Trustee as a continuing security for the Secured Obligations.


10.      TAXES AND OTHER DEDUCTIONS
         --------------------------

         All sums payable by the Chargor under this Charge shall be paid in full without set-off or counterclaim or any restriction or condition and free and clear of any tax or other deductions


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


         or withholdings, if it is required by any law or regulation to make any deduction or withholding (on account of tax or otherwise), from any payment, the Chargor shall, together with such payment, pay such additional amount as will ensure that the Security Trustee receives (free and clear of any tax or other deductions or withholdings) the full amount which it would have received if no such deduction or withholding had been required. The Chargor shall promptly forward to the Security Trustee copies of official receipts or other evidence showing that the full amount of any such deduction or withholding has been paid over to the relevant taxation or other authority.


11.      COSTS, CHARGES AND EXPENSES
         ---------------------------

         The Chargor shall pay all reasonable costs and expenses in connection with the preparation, execution and registration of this Charge. The Chargor shall from time to time forthwith on demand pay to or reimburse the Security Trustee for all costs, charges and expenses (including legal and other fees on a full indemnity basis) incurred by the Security Trustee in connection with the lawful exercising any of its rights or powers hereunder or in suing for or seeking to recover any sums due hereunder or otherwise preserving or enforcing its rights hereunder or in defending any claims brought against it in respect of this Charge (save and except for any claims against the Security Trustee arising from the wilful misconduct or gross negligence of the Security Trustee, or from any breach of the terms of this Charge by the Security Trustee), or in releasing or re-assigning this Charge upon payment of all monies hereby secured and until payment of the same in full, all such costs, charges and expenses shall be secured by this Charge.


12.      INDEMNITY
         ---------

12.1 The Chargor shall on demand indemnify the Security Trustee against all losses, liabilities, damages, costs and expenses incurred by it in the lawful enforcement of the terms and conditions hereof and against all actions, proceedings, claims, demands, costs, charges and expenses which may be incurred, sustained or arise in respect of the non-performance or non-observance of any of the Secured Obligations or any undertakings and agreements on the part of the Chargor herein contained or in respect of any matter or thing done or omitted relating in any way whatsoever to the Securities (save and except for any claims against the Security Trustee arising from the wilful misconduct or gross negligence of the Security Trustee, or from any breach of the terms of this Charge by the Security Trustee).

12.2 The Security Trustee may retain and pay out of any money in the Security Trustee's hands all sums necessary to effect the indemnity contained in Clause 12.1 and all sums payable by the Chargor under Clause 12.1 shall form part of the Secured Obligations.


13.      FURTHER ASSURANCE
         -----------------

13.1 The Chargor shall at any time and from time to time (whether before or after the security


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


         hereby created shall have become enforceable) execute such further legal or other mortgages, charges or assignments and do all such transfers, assurances, acts and things as the Security Trustee may require over or in respect of the Securities to secure all monies, obligations and liabilities hereby covenanted to be paid or hereby secured or for the purposes of perfecting and completing any assignment of the Security Trustee's rights, benefits or obligations hereunder and the Chargor shall also give all notices, orders and directions which the Security Trustee may require.

13.2 Without limiting the foregoing, the Chargor agrees from time to time to execute and sign or to procure that the person for the time being holding any of the Securities as the Chargor's nominee executes and signs all transfers, powers of attorney, proxies and other documents which the Security Trustee may require for perfecting the Security Trustee's title to any of the Securities or for vesting or enabling it to vest the same in itself, its nominee or in any purchaser including, without limitation, such resolutions by the Chargor or the person holding any of the Securities as the Chargor's nominee as the Security Trustee shall require for the purposes of approving and passing for registration any transfers of any of the Securities or for such other purposes as the Security Trustee shall from time to time require.

13.3 The Chargor will do or permit to be done everything which the Security Trustee may from time to time require to be done for the purpose of enforcing the Security Trustee's rights hereunder and will allow the name of the Chargor to be used as and when required by the Security Trustee for that purpose.


14.      POWER OF ATTORNEY
         -----------------

         The Chargor hereby irrevocably appoints the Security Trustee by way of security to be its attorney (with full power of substitution) and in its name or otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required or which the Security Trustee shall think proper or expedient for carrying out any obligations imposed on the Chargor hereunder or for exercising any of the powers hereby conferred or for giving to the Security Trustee the full benefit of this security and so that the appointment hereby made shall operate as a general power of attorney made under the Powers of Attorney Ordinance (Chapter 31 of the Laws of Hong Kong). The Chargor ratifies and confirms and agrees to ratify and confirm any deed, instrument, act or thing which such attorney or substitute may execute or do.


15.      EVIDENCE OF DEBT
         ----------------

         Any statement of account purporting to show, or an admission by the Chargor of, an amount due from the Chargor under the Security Documents or from the Chargor under this Charge and signed as correct by any officer of the Security Trustee shall, in the absence of manifest error, be conclusive evidence against the Chargor of the amount so due.


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


16.      SUSPENSE ACCOUNT
         ----------------

         The Security Trustee may place and keep any monies received by virtue of this Charge (whether before or after the insolvency or liquidation of the Chargor or the Company) to a suspense account for so long as the Security Trustee may think fit in order to preserve the rights of the Security Trustee to sue or prove for the whole amount of its claims against the Chargor or any other person.


17.      GENERAL
         -------

17.1 No failure or delay by the Security Trustee in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and do not exclude any other rights, powers and remedies provided by law. If at any time any provision of this Charge is or becomes illegal, invalid or unenforceable under the laws of any other jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Charge, shall not be affected or impaired thereby.

17.2 The liabilities and obligations of the Chargor under this Charge shall remain in force until full, proper and valid payment of the Secured Obligations.

17.3 Without limiting Clause 17.2, neither the liability of the Chargor nor the validity or enforceability of this Charge shall be prejudiced, affected or discharged by:

         (a) the granting of any time or indulgence to the Chargor or any other person;

         (b) any variation or modification of the Security Documents or any other document referred to herein or therein;

         (c) the invalidity or unenforceability of any obligation or liability of the Chargor under the Security Documents to which it is a party;

         (d) any invalidity or irregularity in the execution of the Security Documents;

         (e) any deficiency in the powers of the Chargor to enter into or perform any of its obligations under the Security Documents to which it is a party or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on behalf of the Chargor;

         (f) the insolvency or liquidation or any incapacity, disability or limitation or any change in the constitution or status of the Chargor, or anything analogous thereto;

         (g) any other Security Document, charge, guarantee or other security or right or remedy being or becoming held by or available to the Security Trustee or by any of the same being or becoming wholly or partly void, voidable or unenforceable or by the Security Trustee at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Security Trustee may now or hereafter have from or against the Chargor or any other person;

         (h) any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against the Chargor or any other person or any compromise, arrangement or settlement with any of the same; and

         (i) any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Charge or the liability of the Chargor hereunder.

17.4 This Charge may be enforced without the Security Trustee first having recourse to any other security or rights or taking any other steps or proceedings against the Chargor or any other person and may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies, obligations and liabilities hereby secured.

17.5 Notwithstanding any discharge, release or settlement from time to time between the Security Trustee and the Chargor, if any security, disposition or payment granted or made to the Security Trustee in respect of the Secured Obligations by the Chargor or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force, the Security Trustee shall be entitled hereafter to enforce this Charge as if no such discharge, release or settlement had occurred.

17.6 Any amendment or waiver of any provision of this Charge and any waiver of any default under this Charge shall only be effective if made in writing and signed by the Security Trustee.

17.7     This  Charge  shall be  binding  upon and enure to the  benefit of each
         party  hereto  and  its   successors   and   permitted   assignees  and
         transferees.

17.8 The Security Trustee may assign and/or transfer all or any of its rights and/or obligations under this Charge or grant participations in all or any of its rights and/or obligations under this Charge to any other person and for such purposes, the Security Trustee shall be entitled to make disclosure on confidential basis of information about the Chargor. The Chargor undertakes to take all necessary actions and sign all documents required by the Security Trustee in connection with any such novation, assignment or transfer.

17.9 The illegality, invalidity or unenforceability of any provision of this Charge or any of the Security Documents under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

17.10 This Charge may be signed in any number of counterparts, all of which when taken together shall constitute one and the same instrument. Either party may enter into this Charge by signing any such counterpart.


18.      NOTICES
         -------

18.1 Each notice, demand or other communication to be given or made under this Charge shall be in writing and delivered or sent to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by five days' prior written notice specified to the other party):

         To the Chargor:          Machrima Luxembourg International SARL
                                          Fax Number:  (352) 42 124 369
                                          Attention:   Carine Lecog

         To the Security Trustee: UPS Capital Global Trade Finance Corporation
                                          Telecopy/Fax Number: (+1 404) 828-4408
                                          Attention:            Kurt A. Niemeyer

18.2 Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by mail, two days after the date of posting; (b) if given or made by personal delivery, when delivered and (c) if given or made by fax, when the party dispatching the fax receives evidence in form of an acknowledgement of receipt of the entire fax by the other party from the dispatching party's facsimile machine.


19.      GOVERNING LAW AND JURISDICTION
         ------------------------------

19.1 This Charge is governed by and shall be construed in accordance with the laws of Hong Kong.

19.2 For the exclusive benefit of the Security Trustee, the parties irrevocably agree that the courts of Hong Kong are to have jurisdiction to settle any disputes which may arise out of or in connection with this Charge.

19.3 Each of the parties hereto irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any proceedings in the courts of Hong Kong and any claim that any such proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgement in any proceedings brought in the courts of Hong Kong shall be conclusive and binding upon the relevant party and may be enforced in the courts of any other jurisdiction, in each case to the fullest extent permitted by law.

19.4 Nothing contained in this Clause shall limit the right of the Security Trustee to take proceedings against the Chargor in any other court of competent jurisdiction, nor shall the taking of proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

19.5 To the extent that the Chargor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from the jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgement, attachment in aid of execution of judgement, execution of judgement or otherwise) with respect to itself or any of its property, the Chargor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Charge.


20.      RELEASE AND DISCHARGE
         ---------------------

         If the Secured Obligations and all other moneys due and payable under the Security Documents shall have been duly repaid and all the agreements, undertakings, terms and conditions contained in the Security Documents to be performed and observed by the Chargor and other parties thereto (other than the Security Trustee) shall have been duly performed and observed, the Security Trustee shall at any time thereafter at the request of the Chargor, forthwith release and discharge this Charge and the security hereby created and release, reassign and transfer all the Securities to the Chargor or as the Chargor shall direct and the Chargor shall bear the costs for such release and/or discharge and/or transfer.


IN WITNESS WHEREOF the Chargor has executed this Charge under seal on the day and year first before written.

                                   SCHEDULE 1

                            PARTICULARS OF SECURITIES






                              NUMBER OF ORDINARY SHARES
                              OF HK$1.00 EACH IN TARRANT
REGISTERED HOLDER             COMPANY LIMITED                 CERTIFICATE NO(S)
--------------------------    --------------------------      -----------------

Machrima Luxembourg
International SARL                   599,999                         20

[INSERT NAME OF MACHRIMA'S
NOMINEE SHAREHOLDER]                 1

Signed and delivered                            MACHRIMA LUXEMBOURG
In the presence of:                             INTERNATIONAL SARL


                                                By:   /S/ PATRICK CHOW
                                                     ---------------------------
                                                     Name:   Patrick Chow
                                                     Title: Manager

                                                Address:


  /S/ ANTONION SILVA                            Parc d'Activite Syrdall, 7
------------------------------
Notary public                                   L-5367 Munsbach
                                                Luxembourg
My commission expires:
------------------------------

         [NOTARY SEAL]








Accepted:

UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION

By:        /S/ ILLEGIBLE
     ---------------------------
     Name:________________
     Title: Authorized Signatory